UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): January 29, 2002



                                 INDIGINET, INC.
         ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Florida                             0-32333                       65-0972865
----------------            ------------------------         -------------------
(State or other             (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


74-478 Highway 111, Suite 372, Palm Desert, CA                      92260
----------------------------------------------                   ----------
  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (760) 423-0282

Item 2.  Acquisition or Disposition of Assets.
-------  -------------------------------------

     On January 29, 2002, InDigiNet, Inc. (the "Company") entered into an Asset Purchase Agreement with Wireless Broadband Connect, LLC, a Colorado limited liability company, as previously reported on Form 8-K filed with the Securities and Exchange Commission on February 11, 2002. This Form 8-K/A is being filed for the purpose of providing the required financial information.


Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

     Item 7(a). Financial statements of business acquired.

     The following financial statements of Wireless Broadband Connect, LLC set forth below are being filed herewith: (1) Report of Independent Auditors; (2) Balance Sheet, (3) Statement of Operations and Members' (Deficit); (4) Statement of Cash Flows and (5) Notes to the Financial Statements.


                          INDEX TO FINANCIAL STATEMENTS

                         Wireless Broadband Connect, LLC

Report of Independent Auditors...........................................   3

Balance Sheet dated December 31, 2001....................................   4

Statement of Operations and Members'(Deficit) for the
Period March 14, 2001 (inception) Through December 31, 2001..............   5

Statement of Cash Flows for the Period March 14, 2001
(inception) Through December 31, 2001....................................   6

Notes to Financial Statements............................................ 7 - 9

                        STARK WINTER SCHENKEIN & CO., LLP



                         REPORT OF INDEPENDENT AUDITORS




Members
Wireless Broadband Connect, LLC

We have audited the accompanying balance sheet of Wireless Broadband Connect, LLC as of December 31, 2001, and the related statements of operations and members' (deficit), and cash flows for the period March 14, 2001 (inception) through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wireless Broadband Connect, LLC as of December 31, 2001, and the results of its operations, and its cash flows for the period March 14, 2001 (inception) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has generated losses since inception and has working capital and members' deficits. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Stark Winter Schenkein & Co., LLP

Denver, Colorado
April 4, 2002

                         Wireless Broadband Connect, LLC
                                  Balance Sheet
                               December 31, 2001



                                     ASSETS

CURRENT ASSETS
      Accounts receivable                                             $ 56,805
      Inventory                                                          8,971
                                                                      --------
                 Total current assets                                   65,776
                                                                      --------
PROPERTY, PLANT AND EQUIPMENT
      Computer equipment, net of accumulated
      depreciation of $1,094                                            15,037
                                                                      --------
                                                                      $ 80,813
                                                                      ========

                       LIABILITIES AND MEMBERS' (DEFICIT)

CURRENT LIABILITIES
      Bank overdraft                                                   $ 1,528
      Accounts payable and accrued expenses                             44,763
      Operating advances - related parties                              56,990
      Accrued interest - related parties                                   856
                                                                      --------
                 Total current liabilities                             104,137
                                                                      --------
MEMBERS' (DEFICIT)
      Accumulated (deficit)                                            (23,324)
                                                                      --------
                                                                      $ 80,813
                                                                      ========



The Notes to the Financial Statements are an integral part of these statements.

                         Wireless Broadband Connect, LLC
                 Statement of Operations and Members' (Deficit)
       For the Period March 14, 2001 (inception) through December 31, 2001




 REVENUES
       Equipment                                                      $ 134,333
       Installation                                                      11,185
       Consulting                                                         3,350
                                                                      ---------
            Total revenues                                              148,868

 Cost of sales                                                          119,845
                                                                      ---------
       Gross profit                                                      29,023
                                                                      ---------

 COSTS AND EXPENSES
       General and administrative expenses                               50,397
       Depreciation expense                                               1,094
                                                                      ---------
            Total costs and expenses                                     51,491
                                                                      ---------

 (Loss) from operations                                                 (22,468)
                                                                      ---------

 Interest expense                                                          (856)

Net (loss)                                                              (23,324)

Members' equity, March 14, 2001                                               -
                                                                      ---------

Members' (deficit), December 31, 2001                                 $ (23,324)
                                                                      =========




The Notes to the Financial Statements are an integral part of these statements.

                         Wireless Broadband Connect, LLC
                             Statement of Cash Flows
       For the Period March 14, 2001 (inception) Through December 31, 2001



OPERATING ACTIVITIES
  Net (loss)                                                          $ (23,324)
  Adjustments to reconcile net (loss) to net cash
     (used in) operating activities:
  Depreciation expense                                                    1,094
  Changes in:
       Accounts receivable                                              (56,805)
       Inventory                                                         (8,971)
       Bank overdraft                                                     1,528
       Accounts payable and accrued expenses                             44,763
       Accrued interest - related parties                                   856
                                                                      ---------
           Net cash (used in) operating activities                      (40,859)
                                                                      ---------

INVESTING ACTIVITIES
  Purchase of property, plant and equipment                             (16,131)
                                                                      ---------
           Net cash (used in) investing activities                      (16,131)
                                                                      ---------

FINANCING ACTIVITIES
  Proceeds from operating advances - related parties                     56,990
                                                                      ---------
           Net cash provided by financing activities                     56,990
                                                                      ---------

                Net increase in cash                                          -
CASH AT INCEPTION                                                             -
                                                                      ---------

CASH AT END OF YEAR                                                   $       -
                                                                      =========

SUPPLEMENTAL CASH FLOWS INFORMATION:
  Cash for paid for:
       Interest                                                       $       -
                                                                      =========
       Income taxes                                                   $       -
                                                                      =========




The Notes to the Financial Statements are an integral part of these statements.

                         Wireless Broadband Connect, LLC
                          Notes to Financial Statements
                                December 31, 2001



Note 1 - Summary of significant accounting policies
---------------------------------------------------

Organization
------------

Wireless Broadband Connect, LLC ("WB Connect" or "the Company") was formed on March 14, 2001 in Colorado to provide wireless broadband solutions integration, design, and implementation.

Use of estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Cash and cash equivalents
-------------------------

For the purpose of the statements of cash flows, all highly liquid investments with the maturity of three months or less are considered to be cash equivalents.

Revenue recognition
-------------------

Product revenue is recognized when both title and risk of loss transfers to the customer, provided that no significant obligations remain. The majority of product is directly shipped to customers from the manufacturers. The costs associated with shipping and handling is included in cost of sales.

Installation and consulting income are recognized as the respective services are performed.

Fair value of financial instruments
-----------------------------------

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2001. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and cash equivalents, bank overdraft, accounts receivable, accounts payable and accrued expenses, and operating advances - related parties. Fair values were assumed to approximate carrying values because they are short term in nature and their carrying amounts approximate fair values.

Inventories
-----------

Inventories are stated at the lower of cost or market and are determined using specific identification. Inventory consists primarily of computer parts.

Depreciation
------------

Computer equipment is recorded at cost and depreciated on a straight-line basis over its estimated useful life, between three and five years.

Income taxes
------------

The Company is treated as a partnership for income tax purposes. The members report net income or loss on their individual tax returns. Thus, there is no provision for income taxes recorded in the financial statements.

Impairment of long-lived assets
-------------------------------

The Company periodically reviews the carrying amount of property, plant and equipment and its identifiable intangible assets to determine whether current events or circumstances warrant adjustments to such carrying amounts. If an impairment adjustment is deemed necessary, such loss is measured by the amount that the carrying value of such assets exceeds their fair value. Considerable management judgement is necessary to estimate the fair value of assets; accordingly, actual results could vary significantly from such estimates. Assets to be disposed of are carried at the lower of their financial statement carrying amount or fair value less costs to sell. As of December 31, 2001 there were no such impairments.

New accounting pronouncements
-----------------------------

In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 (SAB 101). SAB 101 provides guidance on applying accounting principles generally accepted in the United States of America to revenue recognition in financial statements and is effective in the Company's fourth quarter of 2000. The implementation of SAB 101 did not have an impact on the Company's operating results.

In July 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) 141, Business Combinations, and SFAS 142, Goodwill and Intangible Assets. SFAS 141 is effective for all business combinations completed after June 30, 2001. SFAS 142 is effective for the year beginning January 1, 2002; however certain provisions of that Statement apply to goodwill and other intangible assets acquired between July 1, 2001, and the effective date of SFAS 142. The Company does not believe the adoption of these standards will have a material impact on the Company's financial statements.

In July 2001, the FASB issued SFAS 143, Accounting for Asset Retirement Obligations. This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement applies to all entities. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligations of lessees. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company is evaluating the impact of the adoption of this standard and has not yet determined the effect of adoption on its financial position and results of operations.

In August 2001, the FASB issued SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. The provisions of the statement are effective for financial statements issued for fiscal years beginning after December 15, 2001. The Company is evaluating the impact of the adoption of this standard and has not yet determined the effect of adoption on its financial position and results of operations.

Note 2 - Going concern
----------------------

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern. The Company has a working capital deficit of $38,361 and has generated a loss of $23,324 since its inception on March 14, 2001.

As discussed in Note 5, InDigiNet, Inc. (InDigiNet) acquired the Company's assets as a result of an Asset Purchase Agreement. The Company believes the business combination will provide a source of working capital and help the Company achieve profitability.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

Note 3 - Major Customer
-----------------------

The Company transacts 62% of business with a single customer. As of December 31, 2001, the Company's receivable from the customer was $46,453.

Note 4 - Related party transactions
-----------------------------------

During the period March 14, 2001 (inception) through December 31, 2001, members advanced a total of $56,990, which accrues interest at a rate of 8% annually. Accrued interest at December 31, 2001 was $856.

Note 5 - Subsequent events
--------------------------

On January 29, 2002, the Company entered into an Asset Purchase Agreement (the Agreement) with InDigiNet whereby InDigiNet purchased the assets of the Company in exchange for 60,000 shares of common stock valued at $6,000. The Agreement also calls for earnout bonuses based on revenue and gross margin performance thresholds through April 30, 2002.

     Item 7(c). Exhibits.

     Exhibit 2.1 - Stock Purchase Agreement, dated as of January 29, 2002, by and between InDigiNet, Inc. and Wireless Broadband Connect, LLC (incorporated by reference to the Company's Current Report on Form 8-K, which was filed on February 11, 2002).



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INDIGINET, INC.


Date:  April 15, 2002                   By: /s/ Jeffrey Black
                                           -------------------------------------
                                           Name:  Jeffrey Black
                                           Title: Secretary











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